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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 10, 2000
               Date of Report (Date of earliest event reported)


                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



           Oklahoma                     1-2572               73-1520922
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Items 1 - 4.   Not Applicable.
-----------    --------------

Item 5.        Other Events.
------         ------------

               ONEOK, Inc. signed a short-term credit agreement with Bank of America.

Item  6.       Not Applicable.
-------        --------------

Item 7.        Exhibits.
------         --------

Exhibit
No.            Description
--             -----------

1.a.           Credit agreement between ONEOK, Inc. and Bank of America dated
               June 30, 2000.

Items 8-9.     Not Applicable.
---------      --------------

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 10/th/ day of July 2000.

                                             ONEOK, Inc.

                                             /s/ Jim Kneale
                                             -----------------------------------
                                        By:  Jim Kneale
                                             Vice President, Chief Financial
                                             Officer, and Treasurer

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